Exhibit 10.1

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                          PRE-PAID LEGAL SERVICES, INC.
                             STOCK OPTION AGREEMENT
                             (Francis A. Tarkenton)

         This Stock Option Agreement ("Agreement") is made this 13th day of May, 1997, between Pre-Paid Legal Services, Inc., an Oklahoma corporation (the "Corporation"), and Francis A. Tarkenton (the "Optionee").

         WHEREAS, the Corporation develops, underwrites and markets legal service plans, in part through commissioned marketing associates;

         WHEREAS, Optionee is a director of the Corporation;

         WHEREAS, Optionee has agreed to appear and speak at not less than twelve of the Corporation's marketing rallies during the next twelve months; and

         WHEREAS, in consideration for such services in furtherance of the Corporation's marketing efforts, the Corporation desires to grant to Optionee options to purchase shares of the Corporation's common stock, par value $.01 per share ("Common Stock"), on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

         1. Grant of Stock Option. Subject to the terms and conditions herein set forth, the Corporation hereby grants to Optionee the right and option ("Option") to purchase all or any part of an aggregate number of One Hundred Twenty Thousand (120,000) shares of Common Stock (which foregoing number of shares is subject to adjustment as hereinafter provided). Such Option is not intended to qualify as an incentive stock option under the Internal Revenue Code.

         2. Purchase Price. Subject to adjustments as hereinafter provided, the purchase price under the Option for shares of Common Stock shall be $16.75 per share, which represents the closing sale price of the Common Stock on the date hereof as reported by the American Stock Exchange. The purchase price of one share of Common Stock payable from time to time upon exercise of the Option (whether such price be the price specified above or an adjusted price determined as hereinafter provided) is referred to herein as the "Option Price."

         3. Vesting and Term. The Option may not be exercised, in whole or in part, until May 13, 1998, at which time the Option shall become fully vested and immediately exercisable; provided, however, that it shall be a condition to the vesting of the option that Optionee shall not have voluntarily resigned or have been removed for cause from the Board of Directors on or prior to such vesting date. The right to exercise the Option, in whole or in part, shall expire on May 13, 2000.

         4. Adjustment of Option Price and Number of Shares. The number and kind of securities issuable upon the exercise of the Option shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  4.1 Adjustment for Dividends in Stock. In case at any time or from time to time on or after the date hereof the holders of all of the outstanding Common Stock of the Corporation (or any shares of stock or other securities at the time receivable upon the exercise of the Option) shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock of the Corporation by way of dividend, then and in each case, the Optionee shall, upon the exercise of the Option, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Corporation which Optionee would hold on the date of such exercise had he been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4.2 and 4.3.

                  4.2 Adjustment for Reclassification, Reorganization or Merger. In the event of any reclassification of the Common Stock or other capital adjustment of the Corporation effected without receipt of consideration or in the event of a merger or consolidation of the Corporation which does not result in a change of control of the Corporation (as determined in the sole discretion of the Board of Directors of the Corporation), then upon the exercise of the Option at any time after the consummation of such reclassification, capital adjustment, merger or consolidation, the Optionee shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which the Optionee would have been entitled upon such consummation if Optionee had exercised the Option immediately prior thereto, all subject to further adjustment as provided in Sections 4.1 and 4.3. In the event of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving or resulting corporation or which results in a change in control of the Corporation (as determined in the sole discretion of the Board of Directors of the Corporation) or a tender or exchange offer which results in a change in control of the Corporation (as determined in the sole discretion of the Board of Directors of the Corporation), the Board of Directors shall determine
         (i) whether all or any part of the unexercised portion of the Option shall terminate or (ii) in the case of such merger or consolidation, whether the Optionee shall, upon exercise hereof, be entitled to receive securities of the surviving or resulting corporation on the same basis as described in the first sentence of this Section.

                  The existence of the Option shall not affect or restrict in any way the right or power of the Board of Directors or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of securities ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business or any other corporate act proceeding.

                  4.3 Stock Splits and Reverse Stock Splits. If at any time on or after the date hereof the Corporation shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Option Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Option shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Option Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of the Option shall hereby be proportionately decreased.

                  4.4 De Minimis Adjustments to Option Price. No adjustment in the Option Price shall be required unless such adjustment would require any increase or decrease of at least one percent or more of the Option Price; provided, however, that any adjustments which by reason of this
         Section 4.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 shall be made to the nearest cent.

         5. Certificate of Adjustment. Whenever the Option Price is adjusted, as herein provided, the Corporation shall promptly deliver to Optionee a certificate of an officer of the Corporation setting forth the Option Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

         6. No Other Adjustments. Except as provided in Section 4, no adjustment will be made to the Option Price or the number or type of securities purchasable upon the exercise hereof.

         7. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise of the Option and any fractional shares resulting from any adjustment hereunder shall be eliminated.

         8. No Stockholder Rights. The Option shall not entitle Optionee to any of the rights of a stockholder of the Corporation.

         9. Reservation of Stock. The Corporation covenants that during the period that the Option is exercisable, the Corporation will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of the Option. The Corporation agrees that its issuance of the Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of the Option.

         10. Exercise of Option. The Optionee's ability to exercise the Option is subject to all applicable laws and to the Corporation having obtained prior to such exercise all necessary governmental approvals and the approval of any applicable stock exchange or consolidated trading system upon which the Common Stock may be listed. The Corporation shall use its best efforts to obtain such approvals prior to such exercise. Subject to the foregoing and the provisions of
Section 12 below,  the Option may be exercised by the  Optionee,  in whole or in part, by the surrender of this Agreement at the principal office of the Corporation, accompanied by payment in full of the Option Price by certified or cashier's check payable to the Corporation, a completed Subscription Form in the form attached hereto and any other information, opinions or agreements required by the Corporation pursuant to the provisions hereof. The Corporation may also require, as a condition to the exercise of the Option and the issuance of any shares, that the Optionee remit an amount sufficient, in the Corporation's opinion, to satisfy applicable federal, state or local withholding tax requirements, if any. Upon partial exercise hereof, a new option agreement or agreements containing the same date and provisions as this Agreement shall be issued by the Corporation to the Optionee for the number of shares of Common Stock with respect to which the Option shall not have been exercised. The Option shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Corporation shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise.

         11. Transfer of Option. The Option and all rights hereunder are not transferable, in whole or in part, except by will or the laws of descent and may be exercised during the lifetime of the Optionee only by him. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

         12.      Compliance with Securities Laws.

                  12.1 The Optionee represents and agrees that the Option has been acquired only for investment, for Optionee's own account, and without any present intention to sell or distribute the Option or the shares issuable upon exercise thereof. Optionee further acknowledges that the Option may not be exercised and the shares will not be issued pursuant to the exercise of the Option unless the exercise of the Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), and other federal and state securities laws and regulations and the requirements of any stock exchange or consolidated trading system upon which the Common Stock may then be listed.

                  12.2 If, at the time of the exercise of the Option, it is, in the sole opinion of the Corporation, necessary or desirable in order to comply with any applicable laws or regulations relating to the sale of the shares, the Optionee shall represent and warrant to, and agree with, the Corporation that the Optionee will purchase the shares for which the Option is being exercised for investment and not with any present intention to resell such shares and without a view to distribution. The Optionee shall, upon the request of the Corporation, execute and deliver to the Corporation an agreement to such effect.

                  12.3 The Optionee acknowledges and agrees that the Option and the shares issuable upon exercise thereof have not been registered under the Securities Act and accordingly will not be transferable except as permitted under the various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Therefore the Option and the shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee understands that any certificate evidencing the shares issuable upon exercise of the Option will be imprinted with a legend which prohibits the transfer of the shares unless they are registered or unless the Corporation receives an opinion of counsel reasonably satisfactory to the Corporation that such registration is not required. Optionee is aware of Rule 144 under the Securities Act and that the Corporation, at the time he wishes to sell the shares, may not be satisfying the current public information requirements of Rule 144, and, in such case, Optionee would be precluded from selling the securities under Rule 144. Optionee understands that a stop transfer instruction will be in effect with respect to transfer of shares consistent with the requirements of the securities laws.

         13. Miscellaneous. The Option and the Agreement shall be governed by the laws of the State of Oklahoma. The headings in this Agreement are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither the Option nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Corporation and the Optionee. All notices and other communications from the Corporation to the Optionee shall be personally delivered or mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Corporation in writing by the Optionee.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its officer thereunto duly authorized, and Optionee has hereunto set his hand, all on the day and year first above written.


                                                  "CORPORATION"

                                                  PRE-PAID LEGAL SERVICES, INC.



                                                  By: /s/ HARLAND C. STONECIPHER
                                                  ------------------------------
                                                  Name: Harland C. Stonecipher
                                                       -------------------------
                                                  Title: Chairman of the Board
                                                        ------------------------



                                                  "OPTIONEE"



                                                  /s/ FRANCIS A. TARKENTON
                                                  ------------------------------
                                                  Francis A. Tarkenton


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                              SUBSCRIPTION FORM

                   (To be signed only upon exercise of Option)



TO:      PRE-PAID LEGAL SERVICES, INC.

         The undersigned, __________________________, the holder of the attached Option, hereby irrevocably elects to exercise the purchase right represented by that Option for, and to purchase under that Option, ________________* shares of Common Stock of Pre-Paid Legal Services, Inc. and herewith makes payment of $ ___________ for those shares, and requests that the certificates for the shares be issued in the name of and delivered to, the undersigned at the following address:




Dated: ________________
                                     (Signature must conform in all respects to name of holder as specified on the face of the attached Option)




* Insert here the number of shares called for on the face of the Option (or, in the case of partial exercise, the portion as to which the Option is being exercised).